UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                                 (RULE 14c-101)

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

      |_|   Preliminary information statement
      |_|   Confidential, for use of the Commission only (as permitted by Rule
            14c-5(d)(2))
      |X|   Definitive information statement

                           TELEPLUS ENTERPRISES, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

      |X|   No fee required.
      |_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, schedule or registration statement no.:

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      (3)   Filing party:

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      (4)   Date filed:

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

                           TelePlus Enterprises, Inc.

                         7575 Transcanadienne, Suite 305
                       St-Laurent, Quebec, Canada H4T 1V6

June 13, 2005

To Our Stockholders:

            The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, June 3, 2005 (the "Record Date"), that our board of directors has recommended and a majority of our stockholders have approved a proposed amendment which will amend our articles of incorporation to increase the authorized shares of our common stock from 150,000,000 to 600,000,000 shares.

            Our board of directors believes that our current capital structure is inadequate for our present and future needs. We currently have 76,234,972 shares of common stock outstanding. We have issued options, warrants, convertible debentures and other instruments which give the holders the right to acquire an estimated additional 16,225,000 shares of common stock. Our authorized common stock consists of 150,000,000 shares.

            We are increasing our authorized common stock to 600,000,000 to: (1) allow for potential future issuances of common stock, or options, warrants, convertible debentures and other instruments exercisable for or convertible into common stock; and (2) ensure that we have sufficient authorized common stock to satisfy our obligations to issue common stock upon the exercise or conversion of options, warrants, convertible debentures and other instruments that are already outstanding.

            Visioneer Holdings Group, Inc., a majority stockholder who holds 41,800,000 shares of our common stock, voted in favor of the proposed amendment to our articles of incorporation through action taken by consent and without a meeting, as authorized by Section 78.320 of the Nevada General Corporation Law. Visioneer Holdings Group, Inc. has the power to pass the proposed amendment without the concurrence of any of our other stockholders.

            Pursuant to our bylaws, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote of stockholders. Therefore, Visioneer Holdings Group, Inc. has the power to vote 41,800,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the Record Date required to pass the proposed amendment.

            WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

            This information statement is being mailed on or about June 13, 2005 to all stockholders of record as of the Record Date.

            We appreciate your continued interest in TelePlus Enterprises, Inc.

                                        Very truly yours,


                                        /s/  Marius Silvasan
                                        Chief Executive Officer


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

                           TelePlus Enterprises, Inc.

                         7575 Transcanadienne, Suite 305
                       St-Laurent, Quebec, Canada H4T 1V6

                              INFORMATION STATEMENT
                                  June 13, 2005

            This information statement is to inform the holders of record of shares of our common stock as of the Record Date, that our board of directors has recommended and that a majority of our stockholders have approved a proposed amendment which will amend our articles of incorporation to increase the authorized shares of our common stock from 150,000,000 to 600,000,000 shares.

            This information statement is being mailed on or about June 13th, 2005 to all stockholders of record as of the Record Date.

            WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTING SECURITIES

            On June 3, 2005, our board of directors unanimously approved the proposed amendment and recommended that such proposal be submitted for stockholder approval. Adoption of the proposed amendment to our articles of incorporation requires the approval of our stockholders holding not less than a majority of our issued and outstanding common stock. As of the Record Date, 76,234,972 shares of our common stock were issued and outstanding. Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.

            Visioneer Holdings Group, Inc., a majority stockholder who holds 41,800,000 shares of our common stock, voted in favor of the proposed amendment to our articles of incorporation through action taken by consent and without a meeting, as authorized by Section 78.320 of the Nevada General Corporation Law. Visioneer Holdings Group, Inc. has the power to pass the proposed amendment without the concurrence of any of our other stockholders.

            ACCORDINGLY, WE ARE NOT ASKING OUR STOCKHOLDERS FOR A PROXY AND STOCKHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

            We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

            Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

            No action will be taken in connection with the proposed amendment to our articles of incorporation by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.


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

SUMMARY OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

            Our board of directors has adopted and a majority of our stockholders have approved an amendment to our articles of incorporation, a copy of which is attached hereto as Attachment A. The following description of the amendment is qualified by reference to the full text of the amendment.

PROPOSAL

            Our board of directors believes that our current capital structure is inadequate for our present and future needs. Therefore, the board has approved the amendment of our articles of incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 600,000,000 shares.

PURPOSE OF THE AMENDMENT

            We are increasing our authorized shares of common stock to 600,000,000 shares: (1) to allow for potential future issuances of common stock, or options, warrants, convertible debentures and other instruments exercisable for or convertible into common stock; and (2) to ensure that we have sufficient authorized common stock to satisfy our obligations to issue common stock upon the exercise or conversion of options, warrants, convertible debentures and other instruments that are already outstanding.

            Increasing the number of authorized shares of our common stock will enable us to issue, offer and sell additional shares of common stock in the future. It will also enable us to grant, issue, offer and sell options, warrants, convertible debentures and other instruments exercisable for or convertible into shares of common stock in the future. Additional authorized but unissued shares of common stock, and additional options, warrants, convertible debentures and other instruments may be issued at such times and for such consideration as the board of directors may determine to be appropriate. These issuances may be without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or applicable stock exchange policies.

EFFECT OF THE AMENDMENT

            The amendment will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in our common stock or proportionate voting power, unless and until additional shares of common stock authorized through the amendment are issued.

            The amendment will have the following effects upon the shares of our capital stock outstanding and the number of authorized and unissued shares of capital stock:

            o The number of shares of common stock owned by each stockholder will remain the same;
            o The number of shares of authorized common stock will increase to 600,000,000 shares;
            o The number of shares of authorized preferred stock will remain unchanged; and
            o     The par value of the common stock will remain unchanged.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

            We believe that there are no federal income tax consequences to holders of common stock. However, our beliefs regarding the tax consequence of the amendment are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.


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            This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. Stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

      o Each person who beneficially owns more than five percent of the outstanding shares of our common stock;
      o     Each of our directors;
      o     Each named executive officer; and
      o     All directors and officers as a group.

Title of Class             Name and Address of Beneficial      Amount of Beneficial      Percent of Class
                           Owner                               Ownership(1)
Common stock               Marius Silvasan                     45,320,000(2)             59.5%
                           7575 Transcanadienne, Suite 305
                           St-Laurent, Quebec H4T 1V6

Common stock               Hakan Wretsell                      50,000                    0%
                           7575 Transcanadienne, Suite 305
                           St-Laurent, Quebec H4T 1V6

Common stock               Michael L. Karpheden                50,000                    0%
                           8510 SW 149 Ave.
                           # 1115
                           Miami, Florida 33193

Common stock               Robert B. Krebs                     160,000                   0%
                           7575 Transcanadienne, Suite 305
                           St-Laurent, Quebec H4T 1V6

Common Stock               Kelly McLaren                       20,000                    0%
                           7575 Transcanadienne, Suite 305
                           St-Laurent, Quebec H4T 1V6

Common stock               All Directors and Officers as a     45,600,000                59.8%
                           Group

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(1) The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. As of June 3, 2005, there were 76,234,972 shares of common stock outstanding.

(2) 100% of shares are beneficially owned through Visioneer Holdings Group, Inc.


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CHANGE OF CONTROL

            The Company does not anticipate any changes in control of the Company nor has a change of control occurred in its last fiscal year.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

            The security holdings of our directors and executive officers are listed above in the section entitled " Security Ownership of Certain Beneficial Owners and Management." Except as disclosed above, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

      (i) Any director or officer since the beginning of our last fiscal year;
      (ii) Any proposed nominee for election as a director; or
      (iii) Any associate or affiliate of any of the foregoing persons.

OTHER MATTERS

            The Board is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.

FINANCIAL AND OTHER INFORMATION

      The following information contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 31, 2005 is incorporated herein by reference: (i) the Company's audited financial statements for the years ended December 31, 2004 and 2003 and (ii) the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in Item 6 of Part II.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (514) 344-0778 or by mail to our address at 7575 Transcanadienne, Suite 305 St-Laurent, Quebec, Canada H4T 1V6,
Attn: Secretary.

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED, WITHOUT CHARGE, TO ANY STOCKHOLDER UPON THE WRITTEN REQUEST OF SUCH STOCKHOLDER TO OUR OFFICES AT 7575 TRANSCANADIENNE, SUITE 305 ST-LAURENT, QUEBEC, CANADA H4T 1V6, ATTN:
SECRETARY.

INCORPORATION BY REFERENCE

      This Information Statement incorporates by reference certain information contained in our annual report on Form 10-KSB for our fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 31, 2005.

--------------------------------------------------------------------------------


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                                        By Order of the Board of Directors,


                                        /s/  Marius Silvasan
                                        Chief Executive Officer


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                                                                    Attachment A

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                           TELEPLUS ENTERPRISES, INC.

The undersigned, being the Chief Executive Officer and Chief Financial Officer of TelePlus Enterprises, Inc. (the "Company"), hereby declares that the original Articles of Incorporation of the Company was filed with the Secretary of State of the State of Nevada on April 16, 1999. The majority of the stockholders of the Company, acting by written consent in lieu of a meeting pursuant to Section
78.320 of the Nevada General Corporation Law, unanimously voted for the following amendment to the Articles of Incorporation:

      IV. This corporation is authorized to issue two classes of shares, to be designated respectively common shares and preferred shares. The total authorized common shares of stock for this corporation is SIX HUNDRED MILLION (600,000,000) shares, each share having $0.001 par value. The total authorized preferred shares of stock for this corporation is TEN MILLION (10,000,000) shares, each share having $0.01 par value. No stock of this corporation shall be subject to assessment and no holder of any share or shares shall have preemptive rights to subscribe to any or all issues of shares or other securities of this corporation.

The undersigned, being the Chief Executive Officer and Chief Financial Officer of TelePlus Enterprises, Inc., hereby declares and certify that the facts stated herein are true and, accordingly, have hereunto set their hands this 3rd day of June 2005.


                                        By: /s/ Marius Silvasan
                                            ------------------------------------
                                            Name: Marius Silvasan
                                            Title: Chief Executive Officer


                                        By: /s/ Robert B. Krebs
                                            ------------------------------------
                                            Name: Robert B. Krebs
                                            Title: Chief Financial Officer


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